SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                                (Amendment No. )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

         [  ]     Preliminary Proxy Statement
         [  ]     Confidential, for Use of the Commission Only (as permitted by
                  Rule 14a-6(e)(2))
         [X]      Definitive Proxy Statement
         [  ]     Definitive Additional Materials
         [  ]     Soliciting Material Pursuant to ss. 240.14a-11(c) or ss.
                  240.14a-12

--------------------------------------------------------------------------------

                      Great-West Variable Annuity Account A
                (Name of Registrant as Specified in its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check appropriate box):

         [X] No fee required
         [ ] Fee computed on table below per Exchange Act Rules
             14a-6(i)(4) and 0-11.
                  (1) Title of Each class of securities to
                  which transaction applies:
                  ----------------------------------------------------------

                  (2) Aggregate number of securities to which transaction
                  applies:
                  ----------------------------------------------------------

                  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                  ----------------------------------------------------------

                  (4) Proposed maximum aggregate value of transaction:
                  ----------------------------------------------------------

                  (5) Total fee paid:
                  ----------------------------------------------------------

         [  ]     Fee paid previously with preliminary materials.
         [  ]     Check box if any part of the fee is offset as provided by
                  Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  (1) Amount Previously Paid:
                  ----------------------------------------------------------
                  (2) Form, Schedule or Registration No.:
                  ----------------------------------------------------------
                  (3) Filing Party:
                  ----------------------------------------------------------
                  (4) Date Filed:
                  ----------------------------------------------------------



                      GREAT-WEST VARIABLE ANNUITY ACCOUNT A

             8515 E. Orchard Road, Greenwood Village, Colorado 80111

                    NOTICE OF ANNUAL MEETING - April 18, 2005


To The Participants of Great-West Variable Annuity Account A:

You are hereby notified that, pursuant to the Rules and Regulations of Great-West Variable Annuity Account A ("Account A"), the Annual Meeting of its Participants (the "Meeting") will be held at 8525 E. Orchard Road, Greenwood Village, Colorado 80111 on Monday, April 18, 2005 at 10:30 a.m. for the following purposes:

         (1) To approve the filing of an application with the Securities and Exchange Commission to terminate the registration of Account A and cease to be a registered investment company;

         (2) To elect members of the Account A Committee to serve until their successors are elected and qualified;

         (3) To ratify or reject the selection of Deloitte & Touche, LLP as independent auditors for the Account A for the fiscal year ending December 31, 2005; and

         (4) To transact any other business which may properly come before the Meeting or any adjournment or adjournments thereof.

Each person who was a Participant who had accumulation units in his/her account on February 28, 2005 has the right to vote at this Meeting.

The matters referred to above are discussed in detail in the Proxy Statement attached to this Notice of Annual Meeting.

It is important that as many Participants as practicable be represented at the Meeting. Whether or not you expect to attend the Meeting, you are requested to complete the enclosed Proxy and return it promptly in the enclosed postage prepaid envelope to Great-West Life & Annuity Insurance Company, 8515 E. Orchard Road, Attention: Financial Control, 1T2, Greenwood Village, Colorado 80111. You may revoke or revise the Proxy at any time before the authority granted therein is exercised. Please be sure to sign and date your Proxy and return it promptly.



                                          /s/ Beverly A. Byrne
                                          -----------------------------------
                                          Beverly A. Byrne, Secretary to
                                          the Variable Annuity
                                          Account A Committee




March 3, 2005

                      GREAT-WEST VARIABLE ANNUITY ACCOUNT A

             8515 E. Orchard Road, Greenwood Village, Colorado 80111

                         Annual Meeting - April 18, 2005

                                 PROXY STATEMENT


This Proxy Statement is being furnished by Great-West Life & Annuity Insurance Company ("GWL&A"), on behalf of the Committee of Great-West Variable Annuity Account A ("Account A"), for consideration and voting at the Annual Meeting to be held April 18, 2005, and any adjournments thereof ("Meeting"). Each Proxy may be revoked at any time before its exercise by writing to the Secretary of the Committee at the address shown above and indicating a desire to revoke the Proxy. As well, a Participant attending the Meeting may revoke his/her Proxy and vote in-person.

Solicitation of Proxies

On behalf of the Committee, GWL&A is soliciting votes from Participants with respect to each proposal. This solicitation is being made by use of the mails, but also may be made by telephone, Internet, telegraph, or personal interview, and the cost will be borne by GWL&A, 8515 E. Orchard Road, Greenwood Village, Colorado 80111. This Proxy Statement and the accompanying form of Proxy is being sent by mail on or about the 3rd day of March, 2005, to Participants of record of Account A who had accumulation units credited to his/her account on February 28, 2005 (the "record date"). The Proxy Statement and accompanying form of Proxy is mailed directly to such Participant's most recent address recorded by GWL&A.

There are in total 351,271 votes eligible to be cast by Participants at the Meeting. Pursuant to the Rules and Regulations of Account A, each Participant who had accumulation units credited to his/her account under a variable annuity contract ("Contract") on the record date may cast the number of votes on each proposal equal to the number of accumulation units then credited to his/her account. There were 351,271 accumulation units outstanding and 351,271 votes attributable to accumulation units credited to the accounts of Participants on the record date. Pursuant to Rules and Regulations of Account A, each Participant receiving annuity payments under a Contract on the record date also may cast the number of votes equal to (i) the dollar amount of assets maintained in Account A on the record date to meet the annuity obligations relating to such Participant, divided by (ii) the value of an accumulation unit on the record date. There were 0 votes attributable to Participants receiving annuity payments on the record date. The following Participants on the record date had interests in Account A entitling them to as much as 5% of the total votes eligible to be cast by all Participants:

------------------------------- ---------------------------- ---------------------------- ----------------------------
       Participant Name           Address of Participant      Total Number of Interests        Percent of Votes
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
      James S. Armstrong             690 Golf View Rd,                 22,848                         7%
                                   Moorsetown, NJ 08057
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
        Sally Callahan            6632 Southcrest Drive,               28,103                         8%
                                      Edina, MN 55435
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
         Esrom Kleven              6201 Ryan Ave. South,               49,231                         14%
                                      Edina, MN 55424
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
       Margaret Schultz         5620 Kimburk Ave. Chicago,             32,546                         9%
                                         IL 60637
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
      Romeo Vidone, M.D.            880 Racebrook Road,                23,099                         7%
                                     Orange, CT 06477
------------------------------- ---------------------------- ---------------------------- ----------------------------

----------------------------------------------------------------------------------------------------------------------

Each valid Proxy that GWL&A receives will be voted in accordance with your instructions and as the persons named in the Proxy determine on such other business as may come before the Meeting. If no instructions are given on an executed Proxy that has been returned to us, that Proxy will be voted FOR the proposal. Abstentions and "broker non-votes" will not be counted for or against the proposal but will be counted for purposes of determining whether a quorum is present.

Adjournment

In the event that sufficient votes in favor of a proposal set forth in the Notice of Annual Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods to permit further solicitation of Proxies with respect to the proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by Proxy at the session of the Meeting to be adjourned. Abstentions and "broker non-votes" will not be counted for or against such proposal to adjourn. The persons named as proxies will vote in favor of adjournments with respect to a proposal those Proxies that they are entitled to vote in favor of such proposal. They will vote against any such adjournment those Proxies required to be voted against the proposal. GWL&A will bear the costs of any additional solicitation and any adjourned sessions.


                                       2


Required Vote


Approval of Proposal I outlined below requires the affirmative vote of a "majority of the outstanding voting securities" of Account A entitled to vote on Proposal I, as such term is defined by the Investment Company Act of 1940, as amended (the "1940 Act"). For that purpose, the term "majority of the outstanding voting securities" of Account A means the lesser of either (i) the vote of 67% of the voting securities of Account A present at the Meeting if more than 50% of the outstanding voting securities of Account A are present in person or by Proxy or (ii) the vote of more than 50% of the outstanding voting securities of Account A. As discussed above, there were 351,271 voting securities on the record date, all of which were attributable to accumulation units credited to accounts of Participants and none of which were attributable to Participants receiving annuity units.

Approval of Proposals II, III and IV requires a majority of Account A's voting securities voted in person or by Proxy at the Meeting.

Proposals for Participant Approval

PROPOSAL I -- TO APPROVE THE FILING OF AN APPLICATION WITH THE SECURITIES AND EXCHANGE COMMISSION TO TERMINATE THE REGISTRATION OF ACCOUNT A AND CEASE TO BE A REGISTERED INVESTMENT COMPANY

Background

Account A is a managed separate account of GWL&A registered with the Securities and Exchange Commission (the "SEC"). Account A was established in 1968 for the purpose of funding Contracts. Over 20 years ago, effective April 16, 1984, GWL&A ceased issuing new Contracts funded by Account A. For approximately the last 16 years, since May 1, 1989, GWL&A has not accepted additional contributions under existing Contracts. As of February 28, 2005, Account A has a total of ninety-four (94) beneficial owners and approximate total assets of $6,521,614.50.

The Participants are requested to consider approving terminating the registration of Account A under the 1940 Act ("Proposal I"). A managed separate account with more than 100 beneficial owners must be registered under the 1940 Act. A managed separate account with 100 or fewer beneficial owners that is no


                                       3


longer issuing new variable contracts may file an application to terminate its registration with the SEC. Section 3(c)(1) of the 1940 Act provides in pertinent part that "any issuer whose outstanding securities...are beneficially owned by not more than one hundred persons and which is not making and does not presently propose to make a public offering of its securities" is not an investment company under the 1940 Act. Thus, by definition, Account A is no longer an investment company because its Contracts are beneficially owned by less than one hundred beneficial owners and it is not now making, and does not presently propose to make, a public offering of the Contracts. Account A is now eligible to file an application to terminate its registration with the SEC.

Except as explained below, if Proposal I is approved, the structure of Account A will be similar to the structure before Account A was registered with the SEC. Approval of Proposal I will not affect your rights under your Contract. Account A will no longer be subject to the regulations under the 1940 Act and certain other federal securities laws. In addition, Account A will no longer have a Committee nor be required to hold annual meetings. GW Capital Management, LLC ("GW Capital"), doing business as Maxim Capital Management, LLC, Account A's investment manager, will have responsibility for the day-to-day management and conduct of the business of Account A. While Account A will no longer have a Committee, it intends to create an advisory board made up of the current independent Committee Members. It is expected that the advisory board will meet with management on a quarterly basis to discuss any issues arising with respect to Account A. However, the advisory board will not have any decision-making authority for Account A and will continue in existence at the sole discretion of GW Capital.

Upon Participant approval, an application to terminate the registration of Account A under the 1940 Act will be filed with the SEC. GW Capital will continue to be the investment manager of Account A, however, Account A will no longer be a registered investment company and will no longer be subject to the investment objectives and policies set forth in the Account A prospectus. Certain of Account A's expenses may decrease since Account A will no longer be subject to certain federal regulation.

Due in part to the difficulty of managing Account A with a shrinking asset base, if deregistration is approved GW Capital has indicated that it intends to invest the assets of Account A in a registered open-end management investment company, the Vanguard Variable Insurance Fund Equity Income Portfolio ("Vanguard Equity Income"). Investment in Vanguard Equity Income will not affect your rights under your Contract, nor will charges under your Contract be increased as a result of the investment. The value of your investment in the Contract will not change immediately following Account A's investment in Vanguard Equity Income, nor will the procedures under your Contract. All of the costs and expenses associated


                                       4


with the liquidation of separate account assets and the purchasing of shares of Vanguard Equity Income will be paid by GWL&A or one of its affiliates.

Vanguard Equity Income, like Account A, is managed as a large-cap value fund. It seeks a high level of current income. It invests at least 80% of net assets in common stocks of well-established companies that pay relatively high levels of dividend income and have the potential for growth. The balance of its assets may be invested in investment-grade fixed-income securities and cash or cash equivalents. Vanguard Equity Income boasts a solid record over five and ten years. It has beaten the benchmark S&P 500 over five and ten years and ranks in the top twenty percent of the large-cap value insurance funds over ten years. The fund's inception date was April 1991. Vanguard Equity Income has management expenses of thirty-two (32) basis points. The current investment management expense of Account A is over forty-six (46) basis points.

Deductions from Gross Investment Rate

Participants of Account A incur various deductions from the gross investment rate of Account A. The table below describes the deductions (including the management fee, administrative expense, and mortality and expense risk charges) incurred by Participants of Account A, currently and after investment in Vanguard Equity Income, as well as pro forma and deduction information on a combined basis, giving effect to the investment change. These deductions are based on: (1) the deductions from gross investment rate for Account A's fiscal year ended December 31, 2004 and (2) the expenses of Vanguard Equity Income's fiscal year ended December 31, 2004.

Vanguard Equity Income does not impose sales charges (loads), redemption fees, other shareholder transaction fees, or distribution fees. The deductions from gross investment rate set forth below in the Vanguard Equity Income column do not reflect deductions related to the Contracts (which includes .2857 for administrative expenses, .3863% for mortality risks and .0688% for expense risks). As shown below in the following table, the total deductions from gross investment rate are expected to decrease as a result of the investment in Vanguard Equity Income.


                                       5

Annual Deductions from Gross Investment Rate (deductions from Account A assets as a percentage of average net assets)
------------------------------- ---------------------------- ---------------------------- ----------------------------
                                     Account A before          Vanguard Equity Income         Pro Forma Combined
                                  investment in Vanguard                                       (Account A after
                                       Equity Income                                        investment in Vanguard
                                                                                                Equity Income)
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
       Management Fees                    0.4656%                       0.32%                        0.32%
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
   Administrative Expenses                0.2857%                       0.0%                         0.2857%
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
        Other Expenses                    0.000%                        0.03%                        0.03%
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
  Mortality and Expense Risk              0.4551%                       0.0%                        0.4551%
            Charge
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
 Total Deductions from Gross              1.2064%                       0.35%                       1.0908%
       Investment Rate
------------------------------- ---------------------------- ---------------------------- ----------------------------

The Committee's Considerations

At a meeting held on February 9, 2005, the Committee met in person to consider Proposal I. The Committee, including a majority of Committee Members who are not "interested persons" (as defined by the 1940 Act) of Account A, approved Proposal I and recommended that the Participants of Account A approve Proposal I.

In approving Proposal I and determining to submit it to the Participants for their approval, the Committee reviewed the various regulatory requirements applicable to Account A, discussed with management the administrative burdens associated with operating under the Account A's current structure, discussed the size of Account A and the difficulties of managing a shrinking asset base, and discussed the potential cost savings associated with Account A no longer being registered under the 1940 Act, both in terms of lower administrative costs and lower expense ratios. In light of the decreasing number of Participants in Account A, the Committee determined that the costs associated with being a registered separate account outweigh the benefits achieved by registration.

Following its discussions, and based upon its review of the information provided, the Committee, including a majority of the Committee Members who are not "interested persons" of Account A voting separately, approved Proposal I and determined that it would be in the best interests of the Participants to approve Proposal I. The Committee concluded that the relative burdens of registration outweigh the benefits and that

                                       6


implementation of Proposal I would, among other things, make Account A easier to manage and reduce the expenses of Account A.

                THE COMMITTEE RECOMMENDS A VOTE "FOR" PROPOSAL I.

PROPOSAL II --   ELECTION OF MEMBERS OF THE COMMITTEE

The operation of Account A is subject to the direction and approval of the Committee in accordance with the Rules and Regulations of Account A. The Committee performs the functions of the Board of Directors of an incorporated investment company. The Rules and Regulations of Account A provide for a Committee of not less than five nor more than fifteen members to be elected by Participants at annual meetings. The term of office for each Committee Member is one year. At each Annual Meeting, successors to the Committee Members will be elected by Participants.

At the forthcoming Meeting there are five Committee Members to be elected. All nominees have agreed to serve if elected.

The following information is furnished with respect to the nominees.

 Name and age     Position(s)      Term of        Principal Occupation(s)         Number of        Other Directorships
                   Held with        Office          during Past 5 Years         Portfolios in       Held by Committee
                    Account       (Length of                                    Fund Complex+             Member
                                 Time Served)                                    Overseen by
                                                                               Committee Member
---------------- -------------- --------------- ----------------------------- ------------------- -----------------------
----------------------------------------------------------------------------- ------------------- -----------------------
INDEPENDENT* COMMITTEE MEMBERS
----------------------------------------------------------------------------- ------------------- -----------------------
---------------- -------------- --------------- ----------------------------- ------------------- -----------------------
Rex Jennings       Committee      March 22,     President Emeritus, Denver            35          Director, Maxim
(79)                Member         1988 to      Metro Chamber of Commerce                         Series Fund, Inc.
                                   present

---------------- -------------- --------------- ----------------------------- ------------------- -----------------------
---------------- -------------- --------------- ----------------------------- ------------------- -----------------------
Richard P.         Committee      April 30,     Retired Educator                      35          Director, Maxim
Koeppe (73)         Member         1987 to                                                        Series Fund, Inc.
                                   present

---------------- -------------- --------------- ----------------------------- ------------------- -----------------------
---------------- -------------- --------------- ----------------------------- ------------------- -----------------------
Sanford Zisman     Committee      March 19,     Attorney, Firm of Zisman,             35          Director, Maxim
(64)                Member         1982 to      Ingraham and Daniel, P.C.                         Series Fund, Inc.
                                   present

---------------- -------------- --------------- ----------------------------- ------------------- -----------------------

                                       7

-------------------------------------------------------------------------------------------------------------------------
INTERESTED* COMMITTEE MEMBERS AND OFFICERS
-------------------------------------------------------------------------------------------------------------------------
William T.         Committee     June 1, 2000   President and Chief                   35          Director, Maxim
McCallum (62)     Member and      to present    Executive Officer of                              Series Fund, Inc.;
                   President                    Great-West Life & Annuity                         Director, Great-West
                                                Insurance Company;                                Lifeco Inc.
                                                President and Chief
                                                Executive Officer, United
                                                States Operations, The
                                                Great-West Life Assurance
                                                Company (1990 to present);
                                                Co-President and Chief Executive
                                                Officer of Great-West Lifeco,
                                                Inc.; President and Chief
                                                Executive Officer of GWL&A
                                                Financial Inc.; President and
                                                Chief Executive Officer of First
                                                Great-West Life & Annuity
                                                Insurance Company.
---------------- -------------- --------------- ----------------------------- ------------------- -----------------------
---------------- -------------- --------------- ----------------------------- ------------------- -----------------------
Mitchell T.G.      Committee     June 1, 2000   Executive Vice President              35          Director, Maxim
Graye (49)          Member        to present    and Chief Financial                               Series Fund, Inc. and
                                                Officer, Great-West Life &                        Financial
                                                Annuity Insurance Company;                        Administrative
                                                Executive Vice President                          Services Corporation;
                                                and Chief Financial                               Manager, GW Capital
                                                Officer, United States                            Management, LLC,
                                                Operations, The Great-West                        Orchard Capital
                                                Life Assurance Company;                           Management, LLC and
                                                Executive Vice President,                         Orchard Trust
                                                Great-West Healthcare                             Company, LLC.
                                                Holdings, Inc.; Executive
                                                Vice President and Chief
                                                Financial Officer, GWL&A
                                                Financial Inc.; Manager, GW
                                                Capital Management, LLC;
                                                Manager and Executive Vice
                                                President, Orchard Trust
                                                Company, LLC; Manager,
                                                Orchard Capital Management,
                                                LLC.
---------------- -------------- --------------- ----------------------------- ------------------- -----------------------

                                       8

---------------- -------------- --------------- ----------------------------- ------------------- -----------------------
Graham R.          Treasurer     November 29,   Senior Vice President,                35           Director, Greenwood
McDonald                           2001 to      Corporate Finance and                                Investments, LLC
(58)                               present      Investment Operations,
                                                Great-West Life & Annuity
                                                Insurance Company;
                                                Treasurer, GW Capital
                                                Management, LLC, Orchard
                                                Capital Management, LLC and
                                                Maxim Series Fund;
                                                President, Greenwood
                                                Investments, LLC.
---------------- -------------- --------------- ----------------------------- ------------------- -----------------------
---------------- -------------- --------------- ----------------------------- ------------------- -----------------------
Beverly A.         Secretary      April 10,     Vice President and Counsel,           35                   None
Byrne (49)                         1997 to      U.S. Operations, The
                                   present      Great-West Life Assurance
                                                Company and Orchard Trust
                                                Company, LLC; Vice
                                                President, Counsel and
                                                Associate Secretary,
                                                Great-West Life & Annuity
                                                Insurance Company, GWL&A
                                                Financial Inc., First
                                                Great-West Life & Annuity
                                                Insurance Company and
                                                Canada Life Insurance
                                                Company of America; Vice
                                                President, Counsel and
                                                Secretary, Financial
                                                Administrative Services
                                                Corporation and EMJAY
                                                Corporation; Secretary, GW
                                                Capital Management, LLC,
                                                One Orchard Equities, Inc.,
                                                Greenwood Investments, LLC,
                                                GWFS Equities, Inc., Canada
                                                Life of America Financial
                                                Services, Inc.,
                                                BenefitsCorp, Inc., Advised
                                                Assets Group, LLC and Maxim
                                                Series Fund.
---------------- -------------- --------------- ----------------------------- ------------------- -----------------------

                                       9


+ The Fund Complex includes Account A and Maxim Series Fund, Inc.
* A Committee Member who is not an "interested person" of Account A (as defined in the 1940 Act) is referred to as an "Independent Committee Member." An "Interested Committee Member" refers to a Committee Member or officer who is an "interested person" of Account A by virtue of their affiliation with either Account A or GW Capital.


There are no arrangements or understanding between any Committee Member, nominee for election as a Committee Member or officer and any other person(s) pursuant to which s/he was elected as Committee Member or officer.

Independent Committee Members and their Immediate Family Members

As of December 31, 2004, other than as described below under "Ownership," no Independent Committee Member and no immediate family member of an Independent Committee Member beneficially or of record owned any equity securities of an investment adviser or the principal underwriter of Account A, or any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of Account A.

As of December 31, 2004, no Independent Committee Member and no immediate family member of an Independent Committee Member has, during the two most recently completed calendar years, held a position, including as an officer, employee, director or general partner, with any of the following:

o    Account A;
o any investment company or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act which has the same investment adviser or principal underwriter as Account A or has an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or the principal underwriter of Account A;
o an investment adviser, the principal underwriter or affiliated person of Account A; or
o any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of Account A.

             As of December 31, 2004, no Independent Committee Member and no immediate family member of an Independent Committee Member has, during the two most recently completed calendar years, had any direct or indirect interest, the value of which exceeded $60,000, in any of the following:

                                       10


o    an investment adviser or the principal underwriter of Account A; or
o any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of Account A.

As of December 31, 2004, no Independent Committee Member and no immediate family member of an Independent Committee Member has, during the two most recently completed calendar years, had any material direct or indirect interest in any transaction or series of similar transactions, in which the amount involved exceeded $60,000 and to which any of the following persons was a party:

o    Account A, or officer thereof;
o any investment company or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act which has the same investment adviser or principal underwriter as Account A or has an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or the principal underwriter of Account A, or officer thereof;
o an investment adviser or the principal underwriter of Account A, or officer thereof; or
o any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of Account A, or officer thereof.

             As of December 31, 2004, no Independent Committee Member and no immediate family member of an Independent Committee Member has, during the two most recently completed calendar years, had any direct or indirect relationship, in which the amount involved exceeded $60,000, with any of the following persons:

o    Account A, or officer thereof;
o any investment company or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act which has the same investment adviser or principal underwriter as Account A or has an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or the principal underwriter of Account A, or officer thereof;
o an investment adviser or the principal underwriter of Account A, or officer thereof; or


                                       11


o any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of Account A, or officer thereof.

             As of December 31, 2004, no officer of an investment adviser or the principal underwriter of Account A or an officer of any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of Account A, during the two most recently completed calendar years, has served on the board of directors of a company where an Independent Committee Member of Account A or an immediate family member of an Independent Committee Member has also served as an officer of such company during the two most recently completed calendar years.

Ownership

As of December 31, 2004, the following Committee Members had beneficial ownership in Account A and/or any other investment companies overseen by the Committee Member:

--------------------------- ----------------------------------------- --------------------- --------------------------
                                                                                             Aggregate Dollar Range
                                                                                             of Equity Securities in
     Committee Member                         Fund                      Dollar Range of          all Registered
                                                                       Equity Securities      Investment Companies
                                                                          in the Fund         Overseen by Committee
                                                                                               Member in Family of
                                                                                              Investment Companies
--------------------------- ----------------------------------------- --------------------- --------------------------
--------------------------- ----------------------------------------- --------------------- --------------------------
R.P. Koeppe*                Maxim T. Rowe Price MidCap Growth         $1 - 10,000
--------------------------- ----------------------------------------- --------------------- --------------------------
--------------------------- ----------------------------------------- --------------------- --------------------------
R.P. Koeppe*                Maxim Money Market                        $1 - 10,000
--------------------------- ----------------------------------------- --------------------- --------------------------
--------------------------- ----------------------------------------- --------------------- --------------------------
R.P. Koeppe*                Maxim INVESCO ADR                         $10,001- $50,000      $10,001 - 50,000
--------------------------- ----------------------------------------- --------------------- --------------------------
--------------------------- ----------------------------------------- --------------------- --------------------------
W.T. McCallum               Maxim Ariel Small-Cap Value               Over $100,000
--------------------------- ----------------------------------------- --------------------- --------------------------
--------------------------- ----------------------------------------- --------------------- --------------------------
W.T. McCallum               Maxim Aggressive Profile II               $50,001- $100,000
--------------------------- ----------------------------------------- --------------------- --------------------------
--------------------------- ----------------------------------------- --------------------- --------------------------
W.T. McCallum               Maxim Stock Index                         $50,001- $100,000     Over $100,000
--------------------------- ----------------------------------------- --------------------- --------------------------
*Independent Committee Member

Unless the enclosed Proxy is marked otherwise, the persons named on the Proxy will cast the votes represented by a duly executed Proxy for the nominees named above. The nominees are presently available if elected. Should the nominees become unavailable, the Proxy holders will vote for the nominees designated by the present Committee.


                                       12



Committee Meetings and other Committees

During 2004, the total number of meetings held by the Committee was six.

Account A has two standing committees: an Executive Committee and an Audit Committee.

The Executive Committee may exercise all the powers and authority of the Committee with respect to all matters other than: (1) the submission to Participants of any action requiring authorization of Participants pursuant to state or federal law, or the Rules and Regulations of Account A; (2) the filling of vacancies on the Committee; (3) the fixing of compensation of the Committee Members for serving on the Committee or on any committee of the Committee, including the Executive Committee; (4) the approval or termination of any contract with an investment adviser or principal underwriter, as such terms are defined in the 1940 Act, or the taking of any other action required to be taken by the Committee by the 1940 Act; (5) the amendment or repeal of the Rules and Regulations of Account A or the adoption of new Rules and Regulations; (6) the amendment or repeal of any resolution of the Committee that by its terms may be amended or repealed only by the Committee; and (6) the declaration of dividends and the issuance of capital stock of Account A. Messrs. McCallum and Graye are the members of the Executive Committee. No meetings of the Executive Committee were held in 2004.


As set out in Account A's Audit Committee Charter (a copy of which is attached as Exhibit A), the basic purpose of the Audit Committee, which is established in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934, is to enhance the quality of Account A's financial accountability and financial reporting by providing a means for Account A's Independent Committee Members to be directly informed as to, and participate in the review of, Account A's audit functions. Another objective is to ensure the independence and accountability of Account A's outside auditors and provide an added level of independent evaluation of Account A's internal accounting controls. Finally, the Audit Committee reviews the extent and quality of the auditing efforts. The function of the Audit Committee is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit. Messrs. Jennings, Koeppe and Zisman are the members of the Audit Committee. Two meetings of the Audit Committee were held in 2004.


                                       13


Compensation

Account A pays no salaries or compensation to any of its officers or Committee Members affiliated with the Account A or the investment adviser. The chart below sets forth the annual compensation paid to the Independent Committee Members and certain other information.

----------------------- --------------------- -------------------- --------------------- --------------------
 Name of Independent         Aggregate            Pension or         Estimated Annual    Total Compensation
   Committee Member      Compensation from        Retirement          Benefits Upon      from Fund and Fund
                          Account and from     Benefits Accrued         Retirement         Complex Paid to
                            Fund Complex        as Part of Fund                           Committee Member
                                    Expenses
----------------------- --------------------- -------------------- --------------------- --------------------
----------------------- --------------------- -------------------- --------------------- --------------------
R. Jennings                   $30,983                 -0-                  -0-                 $30,983
----------------------- --------------------- -------------------- --------------------- --------------------
----------------------- --------------------- -------------------- --------------------- --------------------
R.P. Koeppe                   $30,983                 -0-                  -0-                 $30,983
----------------------- --------------------- -------------------- --------------------- --------------------
----------------------- --------------------- -------------------- --------------------- --------------------
S. Zisman                     $30,983                 -0-                  -0-                 $30,983
----------------------- --------------------- -------------------- --------------------- --------------------

* As of December 31, 2004, there were 35 funds for which the Committee Members serve as Committee Members or Directors, 1 one of which is Account A. The total compensation paid is comprised of the amount paid during the most recently completed fiscal year by Account A and/or its affiliated investment companies.

               THE COMMITTEE RECOMMENDS A VOTE "FOR" ALL NOMINEES.


PROPOSAL III -- RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS FOR ACCOUNT A FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005

Deloitte & Touche LLP was selected as the independent auditor for Account A for the current year at a meeting of the Committee held on February 9, 2005. Such selection was made by the vote cast in person of a majority of the Committee who are not interested persons of Account A and is subject to ratification by Participants at the Annual Meeting. Deloitte & Touche LLP is the independent auditor for GWL&A and GW Capital and has no direct or material indirect financial interest in Account A, GWL&A or GW Capital. Deloitte & Touche LLP was the independent auditor for Account A for the immediately preceding year. Representatives of Deloitte & Touche LLP are not expected to be present at the Meeting.

During 2004 all of the services provided by Deloitte & Touche LLP to Account A were audit services. These audit services included the examination and audit of the annual financial statements for Account A


                                       14


and the review of Account A financial documentation utilized in filings with the SEC. There were no non-audit services provided by Deloitte & Touche LLP during 2004.

Deloitte & Touche LLP was paid fees for services provided to Account A for the fiscal years ended December 31, 2004 and December 31, 2003 as follows:

FEE TYPE          December 31, 2004         December 31, 2003

Audit Fees             $7,600.00                 $7,100.00
Audit-Related Fees         $0.00                     $0.00
Tax Fees                   $0.00                     $0.00
All Other Fees             $0.00                     $0.00

Audit Fees includes fees for services related to the audit of Account A's annual financial statements and review of Account A's financial documentation that are normally provided by the auditor in connection with statutory and regulatory filings for those fiscal years.

Audit-Related Fees include fees for assurance and related services that are reasonably related to the performance of the audit or review of Account A's financial statements that are not reported under "Audit Fees."

Tax Fees includes fees for tax compliance, tax advice and tax planning services. Account A's Tax Fees include, primarily, services provided in connection with [the preparation of Account A's tax return].

All Other Fees include fees for all other products and services not included in Audit Fees, Audit-Related Fees or Tax Fees.

            THE COMMITTEE RECOMMENDS A VOTE "FOR" RATIFICATION OF THE
               SELECTION OF DELOITTE & TOUCHE, LLP AS INDEPENDENT
                AUDITORS FOR ACCOUNT A FOR THE FISCAL YEAR ENDING
                               DECEMBER 31, 2005.



                                       15


PROPOSAL IV -- OTHER BUSINESS

As of this date, the Committee does not know of any other business to come before the Meeting. However, if any matters other than those referred to above come before the Meeting, the persons named in the Proxies will act on behalf of the Participants they represent according to their best judgment.

INVESTMENT ADVISER

GW Capital provides investment advisory services to Account A. Its headquarters are located at 8515 E. Orchard Road, Greenwood Village, Colorado 80111.

PRINCIPAL UNDERWRITER

The Great-West Life Assurance Company ("Great-West") served as principal underwriter for the Contracts issued under Account A. Great-West has been succeeded by GWFS Equities, Inc. with respect to any additional broker-dealer functions that are required.

PARTICIPANTS' PROPOSALS

Any future annual meeting of Account A will be held in accordance with the Rules and Regulations of Account A. A Participant that is a record or beneficial owner of an accumulation or annuity unit entitled to be voted at the 2006 Annual Meeting, if one be held, and that continues to own such unit through the date on which the 2006 Annual Meeting is held, if at all, shall be entitled to submit for presentation a proposal for action at the 2006 Annual Meeting.

The Participant's proposal shall be included in the Account A Proxy Statement and form of Proxy for the 2006 Annual Meeting, if one be held. The Participant shall notify Account A in writing at its principal executive office (8515 E. Orchard Road, Greenwood Village, Colorado 80111) of his/her intention to appear personally at the 2006 Annual Meeting to present his/her proposal for action. The Participant may arrange to have another accumulation or annuity unit holder of Account A present his/her proposal on his/her behalf at the 2006 Annual Meeting.

A proposal to be presented at the 2006 Annual Meeting, if held, shall be received at Account A's principal executive offices not less than 120 days in advance of March 1, 2006. It is suggested that Participants


                                       16


submit their proposals by Certified Mail - Return Receipt Requested, in order to avoid any controversy as to the date on which a proposal was received by Account
A. The Participant may submit a maximum of two proposals of not more than 300 words for each inclusion in Account A's proxy materials for the 2006 Annual Meeting.

If Account A opposes any proposal received from a Participant, it shall, at the request of the Participant, include in its Proxy Statement, a statement of the Participant of not more than 200 words in support of the proposal, which statement shall not include the name and address of the Participant. The statement and request of the Participant shall be furnished to Account A at the time the proposal is furnished, and Account A shall not be responsible for such statement.

Account A may omit a proposal and any statement in support thereof from its Proxy Statement and form of Proxy under any of the following circumstances:


     (1) If the proposal is, under the laws of the United States, not a proper subject for action by Participants. (A proposal that may be improper when framed as a mandate or directive may be proper when framed as a recommendation or request);
     (2) If the proposal would, if implemented, require Account A to violate any state law or federal law of the United States to which Account A is subject;

     (3) If the proposal or the support statement is contrary to any of the SEC's proxy rules and regulations, including Rule 14a-9 which prohibits false or misleading statements in proxy soliciting materials;

     (4) If the proposal relates to the enforcement of a personal claim or the redress of a personal grievance against Account A or any person;

     (5) If the proposal deals with a matter that is not significantly related to Account A's business;

     (6) If the proposal deals with a matter that is beyond Account A's power to effectuate;

     (7) If the proposal deals with a matter relating to the conduct of the ordinary business operations of Account A;

     (8)  If the proposal relates to an election to office;

     (9) If the proposal is counter to a proposal to be submitted by Account A at the meeting;

     (10) If the proposal has been rendered moot;

     (11) If the proposal is substantially duplicative of a proposal previously submitted to Account A by another Participant, which proposal will be included in the Committee's proxy material for the meeting;


                                       17


     (12) If substantially the same proposal has previously been submitted to Participants in Account A's Proxy Statement and form of Proxy relating to any Annual or Special Meeting of Participants held within the preceding five calendar years, it may be omitted from Account A's proxy materials relating to any meeting of Participants held within three calendar years after the latest such previous submission:
          Provided, that
          (i) If the proposal was submitted at only one meeting during such preceding period, it received less than three percent of the total number of votes cast in regard thereto; or
          (ii) If the proposal was submitted at only two meetings during such preceding period, it received at the time of its second submission less than six percent of the total number of votes cast in regard thereto; or
          (iii) If the prior proposal was submitted at three or more meetings during such preceding period, it received at the time of its latest submission less than ten percent of the total number of votes cast in regard thereto; or

     (13) If the proposal relates to specific amount of cash or stock dividends.

SOLICITATION STATEMENT

The cost of this solicitation of Proxies shall be borne by GWL&A pursuant to its Sales Services Agreement with Account A.


ANNUAL REPORT

The Annual Report of Account A has been mailed to all Participants entitled to vote at the Meeting. Account A will furnish, without charge, a copy of the 2004 Annual Report and/or the June 30, 2004 Semi-Annual Report upon request to: Cathy Scharlemann, 8515 E. Orchard Road, Greenwood Village, CO 80111; (800) 537-2033, ext. 76206.


                                            By Order of the Committee

                                            /s/ Beverly A. Byrne
                                            -----------------------------------
                                            Beverly A. Byrne
                                            Secretary to the Committee

March 3, 2005


                                       18


Exhibit A
                      GREAT-WEST VARIABLE ANNUITY ACCOUNT A
                             AUDIT COMMITTEE CHARTER



A.    ESTABLISHMENT AND ORGANIZATION

There shall be a committee of the Great-West Variable Annuity Account A Committee (the "Committee" and the "Account," respectively), to be known as the Audit Committee. The Audit Committee shall be governed in accordance with this Great-West Variable Annuity Account A Audit Committee Charter (this "Charter"). The members shall consist of three members of the Committee, none of whom is an "interested person" of the Account as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), who are elected by a majority of the Committee members. At least one member of the Audit Committee shall have a working familiarity with basic finance and accounting practices, but no member necessarily need possess all of the attributes of an "audit committee financial expert" as described in the rules and forms of the Securities and Exchange Commission (the "SEC") under the 1940 Act.

The members of the Audit Committee are identified on Exhibit A to this Charter, as such Exhibit may be amended from time to time to reflect changes in Audit Committee membership. The Committee will review and consider Audit Committee membership annually. The Audit Committee members may appoint a chairperson from its members.

B.    PURPOSE, FUNCTION, AND AUTHORITY

The purpose of the Audit Committee is to (1) oversee the Account's accounting and financial reporting processes and its internal controls and procedures; (2) oversee the quality and objectivity of the Account's financial statements and the independent audit of those financial statements; and (3) act as a liaison between the Account's independent auditors and the full Committee.

The function of the Audit Committee is oversight. Management of the Account is responsible for the preparation, presentation and integrity of the Account's financial statements. Management also is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out proper audits and reviews of the Account's financial statements.

 In fulfilling their responsibilities under this Charter, it is recognized that the members of the Audit Committee are not employees of the Account and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing including in respect of auditor independence. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and the Audit Committee and its members are not providing any expert or special assurance as to the Account's financial statements or any professional certification as to the independent auditors' work. Absent actual knowledge to the contrary, each member of the Audit Committee will be entitled to rely upon
(1) the integrity of those persons and organizations within and outside the Account from whom the Audit Committee receives information; (2) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations; and (3) representations made by management as to any information technology, internal audit


                                       19


and other non-audit services provided by the auditors to the Account.

The Audit Committee will have access, as deemed necessary or appropriate by the Audit Committee, to the Account's Committee members, their independent auditors and Fund counsel and the executive and financial management of the Account. The Audit Committee may also seek to meet with internal audit staff of the Account's investment adviser. The Audit Committee may meet with any such persons without the participation of any other representatives of Fund management.

The Audit Committee may request that the Account's investment adviser and the independent auditors make presentations as necessary concerning the Account's accounting systems and internal accounting controls and disclosure controls and procedures.

The Audit Committee shall have the authority to investigate improprieties or suspected improprieties in Fund operations.

The Audit Committee shall be available to receive third party complaints or comments and concerns from employees regarding Fund accounting matters.

The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Account.

C.    MEETINGS

The Audit Committee will meet, in person or by telephone, at least twice each fiscal year of the Account, and the chair of the Audit Committee or a majority of the members may call telephonic or in-person special meetings of the Audit Committee as circumstances require. In order to foster open communication, the Audit Committee may meet privately in separate executive sessions with management and the independent auditors and as an Audit Committee to discuss any matters that the Audit Committee, management or the independent auditors believe should be discussed separately.

A majority of the Audit Committee's members will constitute a quorum. At any meeting of the Audit Committee, the decision of a majority of the members present and voting will determine any matter submitted to a vote. The Audit Committee will keep minutes of its meetings, which will be available to the Committee for its review.


D. PRE-APPROVAL OF SERVICES

1. Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to the Account by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for the Account if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for the Account that is responsible for the financial reporting or operations of the Account was employed by those auditors and participated in any capacity in an audit of the Account during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.

2. Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to the Account by its independent auditors (except those

                                       20


within applicable de minimis statutory or regulatory exceptions)(1) provided that the Account's auditors will not provide the following non-audit services to the Account: (a) bookkeeping or other services related to the accounting records or financial statements of the Account; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that the Public Company Accounting Oversight Committee determines, by regulation, is impermissible.(2)

3. Pre-approval with respect to Non-Fund Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of the Account (except those within applicable de minimis statutory or regulatory exceptions)(3) to be provided by the Account's auditors to (a) the Account's investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to the Account.(4) The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.

4. Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

E. RELATIONSHIP WITH AUDITORS AND MANAGEMENT

1. Auditor Qualifications. The Audit Committee will, at least annually, review and evaluate the qualifications, performance, and financial stability of the Account's independent auditors. The Audit Committee will make recommendations to the full Committee as to the selection, retention or termination of independent auditors.

---------
(1) No pre-approval is required as to non-audit services provided to the Account if: (a) the aggregate amount of all non-audit services provided to the Account constitute not more than 5% of the total amount of revenues paid by the Account to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by the Account at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

(2) With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

(3) For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to the Account, the Account's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to the Account;
(b) these services were not recognized by the Account at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

(4) No pre-approval is required by the Audit Committee as to non-audit services provided to any Fund sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with the Account's primary investment adviser.



                                       21



The Audit Committee will inquire as to whether the auditors are independent. This inquiry will take into consideration whether the auditors provide any consulting or other non-audit services to the Account, its adviser, manager, and their potential effect on the issue of independence. The Audit Committee will secure from Fund auditors an annual representation of the auditors' independence under applicable standards of independence established from time to time by the SEC and other regulatory and professional authorities.

The Audit Committee will review the fees charged by the auditors for audit and non-audit services and may make recommendations to the Committee or the independent members of the Committee with respect to the approval of audit and non-audit service fee estimates. As part of its review, the Audit Committee will annually obtain from the independent auditors a summary of any non-audit services provided to the Account and the fees billed for non-audit services to the Account.

The Audit Committee may receive reports from the independent auditor and legal counsel concerning regulatory changes and new accounting pronouncements that significantly affect the value of the Account's assets and its financial reporting. The auditors shall report critical accounting policies and practices to be used, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the auditor; and other relevant communications between the auditor and management.

2. Rotation of Audit Partners. The Audit Committee will seek assurances that any of the auditors' personnel who serve as lead and concurring audit partners(5) to the Account are rotated every five years, followed by a five-year "time out" period, and that those who serve as audit partners (other than lead or concurring audit partners) are subject to a seven-year rotation period, with a two-year "time out" period.(6)

3. Meetings with Auditors. The Audit Committee will meet with the Account's independent auditors for the purposes set out below. The Audit Committee may determine to conduct these meetings outside the presence of Fund management.

Prior to an audit, the Audit Committee will review with auditors the arrangements for and scope of the annual audit and any special audits.

At the conclusion of each audit, the Audit Committee will review the audit with the independent auditors, including the auditors' comments or recommendations and the form of opinion the auditors propose to render or have rendered to the Committee and Fund shareholders. The Audit Committee also will discuss with the auditors any matters of concern relating to the Account's financial statements, including adjustments to such statements recommended by the auditors or other results of the audit.

---------
(5) "Audit Partner" means a member of the Account's audit engagement team who has decision-making responsibility for significant auditing, accounting and reporting matters that affect the Account's financial statements or who maintains regular contact with the Account's management and the Audit Committee. The term includes lead and concurring partners and partners who provide more than 10 hours of audit, review or attest services in connection with the Account's financial statements.

(6) The rotational periods will be phased in as follows: (1) lead partners must rotate upon reaching 5 years of service, and service for fiscal years beginning before May 6, 2003 counts; (2) concurring partners must rotate upon reaching 5 years of service, and service for fiscal years beginning before May 6, 2004 counts; (3) all other partners will receive a "fresh start" for audits for years beginning after May 6, 2003, so that fiscal years ending in 2004 constitute the first year of a seven-year rotation period. For investment companies, the SEC accepts an extended "year," to encompass the fiscal year ends of all funds in a fund complex.

                                       22


The Audit Committee will receive from the auditors, at least annually and prior to filing the Account's annual report, the auditors' report as to: (a) all critical accounting policies and practices to be used in preparing the annual report; (b) all alternative treatments within GAAP for policies and practices that have been discussed with Fund management, including ramifications of the use of such alternative disclosures and treatments and the treatments preferred by the independent auditors; and (c) written communications between the auditors and Fund management that are material to the financial statements, such as any management letter or schedule of unadjusted differences; (d) a description of all non-audit services provided, including fees associated with the services, to the Account since the last annual report or update that were not subject to the pre-approval requirements as discussed above; and (e) any other matters of concern relating to the Account's financial statements, including any uncorrected misstatements (or audit differences) whose effects management believes are immaterial, both individually and in aggregate, to the financial statements taken as a whole. If these communications are not made within 90 days prior to the Account's annual filing, the Audit Committee will receive from the independent auditors any reported updates to the information within 90 days prior to the Account's annual filing. The Audit Committee may discuss these matters with management.

The Audit Committee from time to time will discuss with auditors the adequacy and effectiveness of internal accounting controls, disclosure controls and procedures for the Account and the quality of staff implementing those controls and procedures. The Audit Committee will consider the auditors' comments with respect to the Account's financial policies, procedures and internal accounting controls, management's compliance with these policies and controls, and management's responses to the auditors' comments. The Audit Committee will make recommendations to the Committee with respect to any further actions necessary or desirable in response to such auditor comments.

The Audit Committee will meet with Fund auditors for such other purposes as the Audit Committee may deem necessary or appropriate.

4. Discussions with Management. The Audit Committee may, as deemed necessary or appropriate by the Audit Committee, discuss with management the following: (1) unusual accounting issues; (2) the nature of any unusual or significant commitments or contingent liabilities; (3) any significant difference in format or disclosure from that adopted by other investment companies; (4) the procedures and controls of management, including the adequacy and effectiveness of internal controls and procedures and the quality of staff implementing those controls and procedures; (5) if the Account's investment adviser has internal audit staff, the staff's objectives and resources; and (6) such other matters as the Audit Committee deems appropriate.

5. Changes in Accounting Principles or Practices. The Audit Committee will consider the effect upon the Account of any changes in accounting principles or practices proposed by management or the independent auditors. The Audit Committee may consider whether proposed changes will have a significant effect on the amounts reported for a current year or may have an effect in the future, management's and the independent auditors' concurrence with the change and management's or the auditors' underlying rationale for the change. The Audit Committee will discuss with management and the independent auditors the significance and potential effect of any changes in accounting policies proposed by the independent auditors or by management.

6. Illegal Acts and Other Matters. As necessary the Audit Committee will review with the independent auditors and management any "illegal act," as defined in
Section 10A of the Securities Exchange Act of 1934 and required by that statute to be reported to the Audit Committee and any other significant issues reported to the Audit Committee that could have a material effect on the Account's financial statements.

                                       23


The Audit Committee will seek assurances from management that appropriate remedial actions are taken with respect to any such illegal act identified by the independent auditors. The Audit Committee also may review with management and the independent auditors any compliance matter and any comments or criticisms that the staff of the SEC brought to the attention of the Audit Committee or management, and may develop a recommendation to management.(7) The Audit Committee will report all such matters to the full Committee no later than the next regular meeting of the Committee. The Audit Committee shall have the authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund.

7. Receive Certifying Officers' Reports. The Audit Committee will receive, in accordance with regulations adopted by the SEC, reports from the Account's principal executive officer and principal financial officer, based on their periodic evaluations, regarding: (a) significant deficiencies in the design or operation of internal controls that could adversely affect the Account's ability to record, process, summarize, and report financial data; (b) material weaknesses in internal controls; and (c) fraud, whether or not material, that involves management or other employees who have a significant role in the Account's internal controls.

F. OTHER

1. Review Charter. The Audit Committee will review this Charter (including any addendum to the Charter, if applicable) at least annually and will make recommendations with respect to any amendment or supplement to the Charter it determines to be necessary or desirable.

2. Amendments. So long as the Audit Committee is composed of all of the members of the Committee who are not "interested persons" of the Account as defined in
Section 2(a)(19) of the 1940 Act, the Audit Committee may amend this Charter by vote of a majority of the Audit Committee members. If the Audit Committee is composed of fewer than all of the members of the Committee who are not "interested persons," the Audit Committee will recommend any amendment to the full Committee, and the Committee may amend this Charter by a vote of a majority of its members who are not "interested persons."

3. Committee Communications. At least annually, the Audit Committee will report to the Committee a summary of its activities, conclusions and recommendations, unless the Audit Committee is comprised of all of the independent members of the Committee. Such report is to be memorialized in the minutes of the Committee's meetings.

4. Records. A copy of this Charter will be maintained by the Account in an easily accessible place.



Adopted by the Committee of the Account on September 11, 2003.

---------
(7) The Audit Committee may make recommendations to management with respect to any illegal act, significant matter or compliance matter, and its recommendations are not limited to matters related only to accounting and financial reporting.



                                       24



                      EXHIBIT A TO AUDIT COMMITTEE CHARTER


                         Members of the Audit Committee



Rex Jennings

Richard P. Koeppe

Sanford Zisman


                                       25



                                      PROXY
                                       FOR
                      THE ANNUAL MEETING OF PARTICIPANTS OF
                      GREAT-WEST VARIABLE ANNUITY ACCOUNT A

The undersigned hereby appoints Graham R. McDonald, Beverly A. Byrne and Ryan L. Logsdon, or any of them, to be the attorneys and proxies of the undersigned at the Annual Meeting of Participants of Great-West Variable Annuity Account A to be held at 8525 E. Orchard Road., Greenwood Village, Colorado, at 10:30 a.m. on April 18, 2005 and at any adjournment thereof, and to represent and cast the votes held on record by the undersigned on February 28, 2005, upon the proposals below and as set forth in the Notice of Annual Meeting and Proxy Statement for such meeting.

     1) APPROVIE THE FILING OF AN APPLICATION WITH THE SEC TO TERMINATE THE REGISTRATION OF ACCOUNT A AND TO CEASE TO BE AN INVESTMENT COMPANY.

            [  ] FOR               [  ] AGAINST                [  ] ABSTAIN

                  (The Committee Members recommend a vote FOR)


     2) FOR ELECTION OF MEMBERS OF THE COMMITTEE FOR VARIABLE ANNUITY ACCOUNT A to serve until their successors are elected and qualified.

            [  ]  FOR all nominees listed    [  ]  WITHHOLD AUTHORITY to vote
                  below (except as marked          for all nominees listed below
                  to the contrary below)

                  (The Committee Members recommend a vote FOR)

(INSTRUCTION: To withhold authority to vote for any individual nominee mark the box next to the nominee's name below)

[ ] R.P. Koeppe [ ] R. Jennings [ ] M.T.G. Graye [ ] W.T. McCallum [ ] S. Zisman


     3) PROPOSAL TO RATIFY THE SELECTION OF DELOITTE & TOUCHE, LLP as the independent auditors for Variable Annuity Account A for the fiscal year ending December 31, 2005.

            [  ] FOR               [  ] AGAINST                 [  ] ABSTAIN

                  (The Committee Members recommend a vote FOR)


     4) In the discretion of the Committee Members, on such other business which may properly come before the Meeting or any adjournment thereof.

This Proxy will be voted, and voted as specified. IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE COMMITTEE'S RECOMMENDATIONS.
               THIS PROXY IS SOLICITED ON BEHALF OF THE COMMITTEE.




   Name of Participant:  ____________________

   Group Policy No.:  ____________________     Certificate No.:  _______________

   Participant Number of Votes:  ____________________



Dated:___________________, 2005

                                               _________________________________
                                                   (Signature of Participant)

Please sign and date your Proxy and return promptly in the accompanying envelope.